Exhibit 99.2

Supplemental Financial Information
Third Quarter 2016

Table of Contents	PRIMERICA, INC. Financial Supplement

Page

Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income non-GAAP to GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2015.

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Preface	PRIMERICA, INC. Financial Supplement

THIRD QUARTER 2016

This document is a financial supplement to our third quarter 2016 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

●
Operating adjustments exclude the impact of realized investment gains and losses. We exclude realized investment gains and losses in measuring operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity that are not directly associated with the Company's insurance operations.

●
Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is disposed.

●	IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. (“Citi”) that were executed concurrent with our IPO. We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.
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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,040,313	$2,053,392	$1,963,702	$1,924,636	$1,965,576	$1,968,419	$2,027,735	$2,047,095
Securities held to maturity	220,000	238,000	328,000	356,000	365,220	404,860	431,000	454,000
Total investments and cash	2,260,313	2,291,392	2,291,702	2,280,636	2,330,796	2,373,279	2,458,735	2,501,095
Due from reinsurers	4,115,533	4,094,456	4,137,425	4,103,949	4,110,628	4,160,266	4,147,284	4,161,537
Deferred policy acquisition costs	1,351,180	1,377,022	1,430,508	1,465,175	1,500,259	1,559,833	1,619,236	1,672,454
Other assets	568,600	569,990	593,107	625,289	605,200	656,871	669,723	685,779
Separate account assets	2,440,303	2,386,265	2,324,980	2,086,598	2,063,899	2,264,108	2,311,124	2,347,816
Total assets	$10,735,929	$10,719,124	$10,777,724	$10,561,648	$10,610,782	$11,014,358	$11,206,101	$11,368,681

Liabilities:
Future policy benefits	$5,264,608	$5,289,016	$5,361,580	$5,388,042	$5,431,711	$5,518,834	$5,581,043	$5,629,967
Other policy liabilities	591,719	577,951	587,687	578,322	594,908	597,057	587,565	596,015
Income taxes	140,467	157,684	156,212	152,314	148,125	177,457	199,985	215,454
Other liabilities	412,159	403,724	386,194	398,821	417,910	420,038	424,051	436,621
Notes payable	372,187	372,278	372,369	372,460	372,552	372,643	372,735	372,827
Surplus note	219,147	237,162	327,176	355,190	364,424	404,079	430,233	453,247
Payable under securities lending	50,211	55,622	63,898	83,220	71,482	87,383	91,901	95,843
Separate account liabilities	2,440,303	2,386,265	2,324,980	2,086,598	2,063,899	2,264,108	2,311,124	2,347,816
Total liabilities	9,490,803	9,479,702	9,580,097	9,414,968	9,465,010	9,841,598	9,998,636	10,147,790
Stockholders’ equity:
Common stock ($0.01 par value) (1)	522	516	501	486	483	473	466	460
Paid-in capital	353,335	323,996	259,937	195,314	180,250	137,857	102,824	66,510
Retained earnings	795,741	830,624	871,440	912,749	952,804	989,685	1,040,860	1,090,388
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	74,307	83,401	61,742	49,889	32,106	48,747	68,473	71,827
Net unrealized investment losses other-than-temporarily impaired	(461)	(461)	(461)	(73)	(71)	(70)	(68)	(66)
Cumulative translation adjustment	21,682	1,346	4,468	(11,684)	(19,801)	(3,933)	(5,091)	(8,227)
Total stockholders’ equity	1,245,126	1,239,422	1,197,626	1,146,680	1,145,772	1,172,759	1,207,465	1,220,891
Total liabilities and stockholders' equity	$10,735,929	$10,719,124	$10,777,724	$10,561,648	$10,610,782	$11,014,358	$11,206,101	$11,368,681

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736	$1,124,082	$1,139,060	$1,149,131
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	74,307	83,401	61,742	49,889	32,106	48,747	68,473	71,827
Net unrealized investment losses other-than-temporarily impaired	(461)	(461)	(461)	(73)	(71)	(70)	(68)	(66)
Total reconciling items	73,846	82,940	61,281	49,816	32,036	48,678	68,405	71,760
Total stockholders’ equity	$1,245,126	$1,239,422	$1,197,626	$1,146,680	$1,145,772	$1,172,759	$1,207,465	$1,220,891

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,216,813	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736	$1,124,082	$1,139,060
Net Income	45,466	43,401	49,173	49,350	47,948	45,176	59,326	58,038
Shareholder dividends	(6,462)	(8,517)	(8,357)	(8,042)	(7,893)	(8,295)	(8,151)	(8,511)
Retirement of shares and warrants	(82,447)	(44,789)	(70,999)	(71,433)	(20,538)	(52,988)	(41,330)	(41,012)
Net foreign currency translation adjustment	(8,600)	(20,336)	3,121	(16,152)	(8,116)	15,867	(1,157)	(3,136)
Other, net	6,510	15,444	6,925	6,795	5,471	10,585	6,290	4,692
Balance, end of period	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736	$1,124,082	$1,139,060	$1,149,131

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,321,415	$1,351,180	$1,377,022	$1,430,508	$1,465,175	$1,500,259	$1,559,833	$1,619,236
General expenses deferred	8,171	7,953	8,554	8,396	7,951	8,443	9,138	9,202
Commission costs deferred	67,980	70,389	78,799	79,787	77,810	81,174	89,783	91,783
Amortization of deferred policy acquisition costs	(39,544)	(36,213)	(36,383)	(40,797)	(44,334)	(43,129)	(38,720)	(45,428)
Foreign currency impact and other, net	(6,842)	(16,287)	2,516	(12,718)	(6,343)	13,086	(798)	(2,339)
Balance, end of period	$1,351,180	$1,377,022	$1,430,508	$1,465,175	$1,500,259	$1,559,833	$1,619,236	$1,672,454

(1)	Outstanding common shares exclude restricted stock units.
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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

YOY Q3	YOY YTD
(Dollars in thousands, except per-share data)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	52,642,881	51,786,679	50,081,730	49,061,165	48,549,580	47,657,649	47,008,203	(3,073,527)	-6.1%	51,494,382	47,735,812	(3,758,570)	-7.3%

Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$58,038	$8,688	17.6%	$141,924	$162,540	$20,616	14.5%
Less income attributable to unvested participating securities	(444)	(366)	(379)	(374)	(370)	(491)	(494)	(114)	-30.2%	(1,197)	(1,353)	(157)	-13.1%
Net income used in computing basic EPS	$42,956	$48,806	$48,971	$47,574	$44,806	$58,835	$57,544	$8,573	17.5%	$140,727	$161,187	$20,460	14.5%
Basic earnings per share	$0.82	$0.94	$0.98	$0.97	$0.92	$1.23	$1.22	$0.25	25.2%	$2.73	$3.38	$0.64	23.6%

Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$57,104	$58,061	$8,540	17.2%	$140,878	$160,845	$19,968	14.2%
Less operating income attributable to unvested participating securities	(436)	(363)	(381)	(392)	(375)	(472)	(494)	(113)	-29.7%	(1,188)	(1,339)	(152)	-12.8%
Net operating income used in computing basic operating EPS	$42,131	$48,427	$49,140	$49,782	$45,306	$56,632	$57,567	$8,427	17.1%	$139,690	$159,506	$19,816	14.2%
Basic operating income per share	$0.80	$0.94	$0.98	$1.01	$0.93	$1.19	$1.22	$0.24	24.8%	$2.71	$3.34	$0.63	23.2%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	52,642,881	51,786,679	50,081,730	49,061,165	48,549,580	47,657,649	47,008,203	(3,073,527)	-6.1%	51,494,382	47,735,812	(3,758,570)	-7.3%
Dilutive impact of contingently issuable shares	48,104	25,292	21,792	31,685	24,090	49,680	42,632	20,840	95.6%	31,729	38,800	7,071	22.3%
Shares used to calculate diluted EPS	52,690,985	51,811,971	50,103,522	49,092,850	48,573,670	47,707,329	47,050,835	(3,052,687)	-6.1%	51,526,111	47,774,612	(3,751,499)	-7.3%

Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$58,038	$8,688	17.6%	$141,924	$162,540	$20,616	14.5%
Less income attributable to unvested participating securities	(444)	(366)	(379)	(374)	(370)	(490)	(493)	(114)	-30.1%	(1,196)	(1,352)	(156)	-13.1%
Net income used in computing diluted EPS	$42,957	$48,807	$48,971	$47,574	$44,806	$58,835	$57,544	$8,574	17.5%	$140,728	$161,188	$20,460	14.5%
Diluted earnings per share	$0.82	$0.94	$0.98	$0.97	$0.92	$1.23	$1.22	$0.25	25.1%	$2.73	$3.37	$0.64	23.5%

Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$57,104	$58,061	$8,540	17.2%	$140,878	$160,845	$19,968	14.2%
Less operating income attributable to unvested participating securities	(435)	(363)	(381)	(392)	(374)	(472)	(494)	(113)	-29.7%	(1,187)	(1,338)	(151)	-12.7%
Net operating income used in computing diluted operating EPS	$42,131	$48,427	$49,140	$49,782	$45,306	$56,632	$57,567	$8,427	17.1%	$139,691	$159,507	$19,816	14.2%
Diluted operating income per share	$0.80	$0.93	$0.98	$1.01	$0.93	$1.19	$1.22	$0.24	24.7%	$2.71	$3.34	$0.63	23.2%

Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	YOY Q3	YOY YTD
Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,242,274	$1,218,524	$1,172,153	$1,146,226	$1,159,266	$1,190,112	$1,214,178	$42,025	3.6%	$1,210,984	$1,187,852	$(23,132)	-1.9%
Average adjusted stockholders' equity	$1,163,881	$1,146,414	$1,116,605	$1,105,300	$1,118,909	$1,131,571	$1,144,095	$27,491	2.5%	$1,142,300	$1,131,525	$(10,775)	-0.9%

Net income return on stockholders' equity	14.0%	16.1%	16.8%	16.7%	15.6%	19.9%	19.1%	2.3%	nm	15.6%	18.2%	2.6%	nm
Net income return on adjusted stockholders' equity	14.9%	17.2%	17.7%	17.4%	16.2%	21.0%	20.3%	2.6%	nm	16.6%	19.2%	2.6%	nm

Net operating income return on adjusted stockholders' equity	14.6%	17.0%	17.7%	18.2%	16.3%	20.2%	20.3%	2.6%	nm	16.4%	19.0%	2.5%	nm

Capital Structure
Debt-to-capital (1)	23.1%	23.7%	24.5%	24.5%	24.1%	23.6%	23.4%	-1.1%	nm	24.5%	23.4%	-1.1%	nm

Cash and invested assets to stockholders' equity	1.8	x	1.9	x	2.0	x	2.0	x	2.0	x	2.0	x	2.0	x	0.1	x	nm	2.0	x	2.0	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	2.0	x	2.0	x	2.1	x	2.1	x	2.1	x	2.2	x	2.2	x	0.1	x	nm	2.1	x	2.2	x	0.1	x	nm

Share count, end of period (2)	51,554,770	50,110,938	48,571,139	48,296,623	47,295,175	46,601,587	45,961,671	(2,609,468)	-5.4%	48,571,139	45,961,671	(2,609,468)	-5.4%
Adjusted stockholders' equity per share	$22.43	$22.68	$22.58	$23.06	$23.77	$24.44	$25.00	$2.42	10.7%	$22.58	$25.00	$2.42	10.7%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2	A2	A2	A2	A2	A2	A2	nm	nm	nm	nm	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	AA-	AA-	nm	nm	nm	nm	nm	nm
A.M. Best	A+	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm	nm	nm	nm	nm
S&P	A-	A-	A-	A-	A-	A-	A-	nm	nm	nm	nm	nm	nm
A.M. Best	a-	a-	a-	a-	a-	a-	a-	nm	nm	nm	nm	nm	nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).
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Statements of Income	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$577,458	$588,248	$587,882	$591,856	$597,130	$612,189	$616,587	$28,705	4.9%	$1,753,589	$1,825,906	$72,317	4.1%
Ceded premiums	(397,541)	(406,854)	(393,987)	(396,838)	(395,333)	(406,683)	(399,676)	(5,689)	-1.4%	(1,198,382)	(1,201,692)	(3,310)	-0.3%
Net premiums	179,918	181,394	193,895	195,018	201,797	205,506	216,911	23,016	11.9%	555,207	624,214	69,007	12.4%
Net investment income	21,173	19,075	18,715	17,546	21,238	20,389	19,399	684	3.7%	58,964	61,026	2,062	3.5%
Commissions and fees:
Sales-based (1)	60,035	63,072	56,418	57,859	56,220	59,057	55,149	(1,269)	-2.2%	179,524	170,425	(9,099)	-5.1%
Asset-based (2)	56,837	59,144	58,794	57,144	55,306	59,541	60,759	1,964	3.3%	174,775	175,606	831	0.5%
Account-based (3)	10,452	10,994	11,445	11,605	11,309	11,611	11,899	454	4.0%	32,891	34,819	1,927	5.9%
Other commissions and fees	5,511	5,939	5,711	6,185	5,987	6,692	6,476	765	13.4%	17,162	19,155	1,993	11.6%
Realized investment (losses) gains	1,284	597	(259)	(3,361)	(783)	3,440	(35)	224	86.6%	1,623	2,623	1,000	61.6%
Other, net	9,445	10,171	10,990	11,453	11,527	12,757	13,069	2,079	18.9%	30,605	37,353	6,748	22.0%
Total revenues	344,655	350,387	355,709	353,449	362,601	378,993	383,626	27,917	7.8%	1,050,751	1,125,220	74,469	7.1%
Benefits and expenses:
Benefits and claims	82,500	82,521	88,599	85,694	90,977	88,984	93,022	4,423	5.0%	253,621	272,983	19,363	7.6%
Amortization of DAC	36,213	36,383	40,797	44,334	43,129	38,720	45,428	4,631	11.4%	113,392	127,277	13,885	12.2%
Insurance commissions	3,189	4,145	4,619	4,388	4,147	4,472	4,709	90	1.9%	11,953	13,328	1,375	11.5%
Insurance expenses	34,361	28,740	30,265	29,664	33,130	32,906	32,837	2,571	8.5%	93,366	98,872	5,507	5.9%
Sales commissions:
Sales-based (1)	42,442	44,595	40,036	40,809	40,327	42,040	38,276	(1,761)	-4.4%	127,074	120,643	(6,431)	-5.1%
Asset-based (2)	23,251	24,059	24,374	23,802	23,093	24,907	25,271	897	3.7%	71,683	73,272	1,588	2.2%
Other sales commissions	2,764	2,845	2,991	2,925	3,222	3,199	3,153	162	5.4%	8,600	9,574	974	11.3%
Interest expense	8,676	8,642	8,718	7,471	7,173	7,178	7,184	(1,534)	-17.6%	26,036	21,534	(4,502)	-17.3%
Other operating expenses	44,450	41,634	40,355	41,967	47,190	44,708	45,309	4,954	12.3%	126,439	137,207	10,768	8.5%
Total benefits and expenses	277,845	273,562	280,756	281,055	292,388	287,113	295,189	14,433	5.1%	832,163	874,690	42,527	5.1%
Income before income taxes	66,809	76,825	74,953	72,393	70,213	91,880	88,438	13,484	18.0%	218,588	250,531	31,943	14.6%
Income taxes	23,408	27,653	25,603	24,445	25,037	32,554	30,400	4,797	18.7%	76,664	87,991	11,326	14.8%
Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$58,038	$8,688	17.6%	$141,924	$162,540	$20,616	14.5%

Income Before Income Taxes by Segment
Term Life	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$58,136	$11,617	25.0%	$127,284	$162,234	$34,950	27.5%
Investment & Savings Products	35,044	37,746	34,811	38,482	31,691	36,065	35,759	948	2.7%	107,600	103,515	(4,086)	-3.8%
Corporate & Other Distributed Products	(4,310)	(5,610)	(6,377)	(12,014)	(7,558)	(2,202)	(5,458)	919	14.4%	(16,297)	(15,218)	1,079	6.6%
Income before income taxes	$66,809	$76,825	$74,953	$72,393	$70,213	$91,880	$88,438	$13,484	18.0%	$218,588	$250,531	$31,943	14.6%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer
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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
(Dollars in thousands)
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$608,396	$28,869	5.0%	$1,728,563	$1,801,757	$73,193	4.2%
Less: Premiums ceded to IPO Coinsurers	331,733	331,984	323,501	324,870	321,494	322,767	319,516	(3,984)	-1.2%	987,218	963,778	(23,440)	-2.4%
Term Life adjusted direct premiums	$237,430	$247,889	$256,026	$259,700	$267,750	$281,350	$288,879	$32,853	12.8%	$741,346	$837,979	$96,633	13.0%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(395,122)	$(404,211)	$(391,440)	$(394,179)	$(393,271)	$(404,492)	$(397,214)	$(5,774)	-1.5%	$(1,190,772)	$(1,194,977)	$(4,204)	-0.4%
Less: Premiums ceded to IPO Coinsurers	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	(322,767)	(319,516)	3,984	1.2%	(987,218)	(963,778)	23,440	2.4%
Term Life other ceded premiums	$(63,389)	$(72,227)	$(67,939)	$(69,310)	$(71,776)	$(81,725)	$(77,697)	$(9,758)	-14.4%	$(203,554)	$(231,198)	$(27,644)	-13.6%

Reconciliation from Total Revenues to Operating Revenues
Total revenues	$344,655	$350,387	$355,709	$353,449	$362,601	$378,993	$383,626	$27,917	7.8%	$1,050,751	$1,125,220	$74,469	7.1%
Less: Realized investment gains/(losses)	1,284	597	(259)	(3,361)	(783)	3,440	(35)	nm	nm	1,623	2,623	nm	nm
Operating revenues	$343,370	$349,790	$355,968	$356,809	$363,384	$375,553	$383,661	$27,693	7.8%	$1,049,129	$1,122,598	$73,469	7.0%

Reconciliation from Income Before Income Taxes to Operating Income Before Income Taxes
Income before income taxes	$66,809	$76,825	$74,953	$72,393	$70,213	$91,880	$88,438	$13,484	18.0%	$218,588	$250,531	$31,943	14.6%
Less: Realized investment gains/(losses)	1,284	597	(259)	(3,361)	(783)	3,440	(35)	nm	nm	1,623	2,623	nm	nm
Operating income before income taxes	$65,525	$76,228	$75,212	$75,754	$70,996	$88,440	$88,472	$13,260	17.6%	$216,965	$247,908	$30,943	14.3%

Reconciliation from Net Income to Net Operating Income
Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$59,326	$58,038	$8,688	17.6%	$141,924	$162,540	$20,616	14.5%
Less: Realized investment gains/(losses)	1,284	597	(259)	(3,361)	(783)	3,440	(35)	nm	nm	1,623	2,623	nm	nm
Less: Tax impact of realized investment gains/(losses)	(450)	(215)	88	1,135	279	(1,219)	12	nm	nm	(576)	(928)	nm	nm
Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$57,104	$58,061	$8,540	17.2%	$140,878	$160,845	$19,968	14.2%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$608,396	$28,869	5.0%	$1,728,563	$1,801,757	$73,193	4.2%
Premiums ceded to IPO coinsurers (1)	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	(322,767)	(319,516)	3,984	1.2%	(987,218)	(963,778)	23,440	2.4%
Adjusted direct premiums (2)	237,430	247,889	256,026	259,700	267,750	281,350	288,879	32,853	12.8%	741,346	837,979	96,633	13.0%
Other ceded premiums (3)	(63,389)	(72,227)	(67,939)	(69,310)	(71,776)	(81,725)	(77,697)	(9,758)	-14.4%	(203,554)	(231,198)	(27,644)	-13.6%
Net premiums	174,042	175,662	188,087	190,390	195,973	199,625	211,182	23,095	12.3%	537,791	606,780	68,989	12.8%
Allocated net investment income	1,405	1,436	1,508	1,639	1,850	1,871	1,903	395	26.2%	4,348	5,624	1,276	29.3%
Other, net	6,761	7,286	7,609	8,133	8,274	9,062	9,513	1,904	25.0%	21,656	26,849	5,192	24.0%
Operating revenues	182,208	184,384	197,204	200,162	206,097	210,559	222,598	25,394	12.9%	563,796	639,253	75,457	13.4%
Benefits and expenses:
Benefits and claims	77,990	78,268	83,816	82,158	86,795	83,835	88,800	4,984	5.9%	240,074	259,430	19,356	8.1%
Amortization of DAC	35,017	32,797	37,263	42,903	41,224	36,477	43,365	6,102	16.4%	105,077	121,067	15,990	15.2%
Insurance commissions	601	1,382	1,084	1,180	968	1,094	1,171	87	8.0%	3,067	3,234	166	5.4%
Insurance expenses	32,523	27,248	28,521	27,996	31,029	31,135	31,125	2,604	9.1%	88,292	93,288	4,995	5.7%
Operating benefits and expenses	146,132	139,695	150,685	154,237	160,016	152,541	164,462	13,777	9.1%	436,511	477,019	40,508	9.3%
Operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$58,136	$11,617	25.0%	$127,284	$162,234	$34,950	27.5%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$60,035	$63,072	$56,418	$57,859	$56,220	$59,057	$55,149	$(1,269)	-2.2%	$179,524	$170,425	$(9,099)	-5.1%
Asset-based	56,837	59,144	58,794	57,144	55,306	59,541	60,759	1,964	3.3%	174,775	175,606	831	0.5%
Account-based	10,452	10,994	11,445	11,605	11,309	11,611	11,899	454	4.0%	32,891	34,819	1,927	5.9%
Other, net	1,625	1,804	1,941	2,166	2,083	2,399	2,273	332	17.1%	5,370	6,754	1,384	25.8%
Operating revenues	128,949	135,015	128,597	128,774	124,918	132,608	130,079	1,482	1.2%	392,561	387,605	(4,956)	-1.3%
Benefits and expenses:
Amortization of DAC	1,201	2,901	3,299	552	1,919	1,704	1,636	(1,663)	-50.4%	7,400	5,258	(2,141)	-28.9%
Insurance commissions	1,971	2,182	2,957	2,731	2,631	2,884	3,001	43	1.5%	7,111	8,515	1,405	19.8%
Sales commissions:
Sales-based	42,442	44,595	40,036	40,809	40,327	42,040	38,276	(1,761)	-4.4%	127,074	120,643	(6,431)	-5.1%
Asset-based	23,251	24,059	24,374	23,802	23,093	24,907	25,271	897	3.7%	71,683	73,272	1,588	2.2%
Other operating expenses	25,041	23,532	23,120	22,399	25,257	25,008	26,136	3,017	13.0%	71,693	76,402	4,709	6.6%
Operating benefits and expenses	93,905	97,269	93,786	90,292	93,227	96,543	94,320	534	0.6%	284,960	284,090	(871)	-0.3%
Operating income before income taxes	$35,044	$37,746	$34,811	$38,482	$31,691	$36,065	$35,759	$948	2.7%	$107,600	$103,515	$(4,086)	-3.8%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,295	$8,376	$8,355	$7,286	$7,886	$8,072	$8,191	$(164)	-2.0%	$25,025	$24,149	$(876)	-3.5%
Ceded premiums	(2,419)	(2,644)	(2,547)	(2,658)	(2,063)	(2,191)	(2,462)	85	3.3%	(7,610)	(6,716)	894	11.7%
Net premiums	5,876	5,732	5,808	4,628	5,823	5,881	5,729	(79)	-1.4%	17,416	17,433	18	0.1%
Allocated net investment income	19,768	17,640	17,207	15,907	19,389	18,518	17,496	288	1.7%	54,616	55,402	786	1.4%
Commissions and fees:
Loans	42	43	37	40	44	43	36	(1)	-3.3%	122	122	0	0.2%
DebtWatchers	307	311	303	299	282	280	262	(42)	-13.8%	922	824	(98)	-10.6%
Prepaid Legal Services	2,468	2,494	2,527	2,579	2,650	2,739	2,832	306	12.1%	7,488	8,221	733	9.8%
Auto and Homeowners Insurance	1,770	2,096	1,841	2,201	1,757	2,231	1,981	140	7.6%	5,706	5,970	264	4.6%
Long-Term Care Insurance	534	583	558	599	713	638	629	71	12.7%	1,675	1,980	305	18.2%
Other sales commissions	391	412	445	466	540	762	736	291	65.3%	1,249	2,038	790	63.2%
Other, net	1,058	1,080	1,440	1,154	1,171	1,296	1,283	(157)	-10.9%	3,579	3,750	171	4.8%
Operating revenues	32,214	30,391	30,167	27,873	32,370	32,387	30,984	817	2.7%	92,772	95,740	2,968	3.2%
Benefits and expenses:
Benefits and claims	4,510	4,253	4,783	3,536	4,182	5,149	4,222	(561)	-11.7%	13,547	13,553	7	nm
Amortization of DAC	(5)	685	235	880	(15)	539	427	192	81.7%	915	951	37	4.0%
Insurance commissions	617	581	578	477	548	494	537	(41)	-7.1%	1,775	1,579	(196)	-11.0%
Insurance expenses	1,837	1,491	1,745	1,668	2,101	1,771	1,712	(32)	-1.9%	5,073	5,585	511	10.1%
Sales commissions	2,764	2,845	2,991	2,925	3,222	3,199	3,153	162	5.4%	8,600	9,574	974	11.3%
Interest expense	8,676	8,642	8,718	7,471	7,173	7,178	7,184	(1,534)	-17.6%	26,036	21,534	(4,502)	-17.3%
Other operating expenses	19,409	18,101	17,236	19,569	21,933	19,699	19,173	1,937	11.2%	54,746	60,805	6,059	11.1%
Operating benefits and expenses	37,808	36,598	36,285	36,526	39,145	38,029	36,408	122	0.3%	110,691	113,581	2,890	2.6%
Operating income before income taxes	$(5,595)	$(6,207)	$(6,118)	$(8,653)	$(6,775)	$(5,642)	$(5,423)	$695	11.4%	$(17,920)	$(17,841)	$79	0.4%

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreement

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)								YOY Q3				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Revenues:
Direct Premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$608,396	$28,869	5.0%	$1,728,563	$1,801,757	$73,193	4.2%
Premiums ceded to IPO coinsurers (1)	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	(322,767)	(319,516)	3,984	1.2%	(987,218)	(963,778)	23,440	2.4%
Adjusted direct premiums (2)	237,430	247,889	256,026	259,700	267,750	281,350	288,879	32,853	12.8%	741,346	837,979	96,633	13.0%
Other ceded premiums (3)	(63,389)	(72,227)	(67,939)	(69,310)	(71,776)	(81,725)	(77,697)	(9,758)	-14.4%	(203,554)	(231,198)	(27,644)	-13.6%
Net premiums	174,042	175,662	188,087	190,390	195,973	199,625	211,182	23,095	12.3%	537,791	606,780	68,989	12.8%
Allocated net investment income	1,405	1,436	1,508	1,639	1,850	1,871	1,903	395	26.2%	4,348	5,624	1,276	29.3%
Other, net	6,761	7,286	7,609	8,133	8,274	9,062	9,513	1,904	25.0%	21,656	26,849	5,192	24.0%
Operating revenues	182,208	184,384	197,204	200,162	206,097	210,559	222,598	25,394	12.9%	563,796	639,253	75,457	13.4%
Benefits and expenses:
Benefits and claims	77,990	78,268	83,816	82,158	86,795	83,835	88,800	4,984	5.9%	240,074	259,430	19,356	8.1%
Amortization of DAC	35,017	32,797	37,263	42,903	41,224	36,477	43,365	6,102	16.4%	105,077	121,067	15,990	15.2%
Insurance commissions	601	1,382	1,084	1,180	968	1,094	1,171	87	8.0%	3,067	3,234	166	5.4%
Insurance expenses	32,523	27,248	28,521	27,996	31,029	31,135	31,125	2,604	9.1%	88,292	93,288	4,995	5.7%
Operating benefits and expenses	146,132	139,695	150,685	154,237	160,016	152,541	164,462	13,777	9.1%	436,511	477,019	40,508	9.3%
Operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$58,136	$11,617	25.0%	$127,284	$162,234	$34,950	27.5%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$156,714	$167,118	$177,307	$180,664	$189,540	$202,830	$211,137	$33,830	19.1%	$501,140	$603,508	$102,368	20.4%
Legacy direct premiums (5)	412,449	412,754	402,220	403,906	399,704	401,287	397,258	(4,962)	-1.2%	1,227,424	1,198,249	(29,175)	-2.4%
Total direct premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$604,117	$608,396	$28,869	5.0%	$1,728,563	$1,801,757	$73,193	4.2%

Premiums ceded to IPO coinsurers	$331,733	$331,984	$323,501	$324,870	$321,494	$322,767	$319,516	$(3,984)	-1.2%	$987,218	$963,778	$(23,440)	-2.4%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	nm	nm	80.4%	80.4%	nm	nm

Benefits and claims, net (6)	$141,379	$150,494	$151,755	$151,468	$158,571	$165,560	$166,497	$14,742	9.7%	$443,628	$490,629	$47,000	10.6%
% of adjusted direct premiums	59.5%	60.7%	59.3%	58.3%	59.2%	58.8%	57.6%	nm	nm	59.8%	58.5%	nm	nm

DAC amortization & insurance commissions	$35,619	$34,179	$38,347	$44,083	$42,193	$37,572	$44,537	$6,189	16.1%	$108,145	$124,301	$16,156	14.9%
% of adjusted direct premiums	15.0%	13.8%	15.0%	17.0%	15.8%	13.4%	15.4%	nm	nm	14.6%	14.8%	nm	nm

Insurance expenses, net (7)	$25,762	$19,962	$20,912	$19,863	$22,755	$22,072	$21,612	$700	3.3%	$66,636	$66,439	$(197)	-0.3%
% of adjusted direct premiums	10.9%	8.1%	8.2%	7.6%	8.5%	7.8%	7.5%	nm	nm	9.0%	7.9%	nm	nm

Total Term Life operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$58,017	$58,136	$11,617	25.0%	$127,284	$162,234	$34,950	27.5%
Term Life operating margin (8)	15.2%	18.0%	18.2%	17.7%	17.2%	20.6%	20.1%	nm	nm	17.2%	19.4%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change
Key Statistics
Key Statistics

Life-insurance licensed sales force, beginning of period	98,358	98,145	101,008	104,702	106,710	108,220	112,365	11,357	11.2%	98,358	106,710	8,352	8.5%
New life-licensed representatives	7,486	10,439	11,160	10,547	9,666	12,171	11,739	579	5.2%	29,085	33,576	4,491	15.4%
Non-renewal and terminated representatives	(7,699)	(7,576)	(7,466)	(8,539)	(8,156)	(8,026)	(8,759)	(1,293)	-17.3%	(22,741)	(24,941)	(2,200)	-9.7%
Life-insurance licensed sales force, end of period	98,145	101,008	104,702	106,710	108,220	112,365	115,345	10,643	10.2%	104,702	115,345	10,643	10.2%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$45.1	$55.3	$54.5	$57.4	$54.0	$63.1	$61.9	$7.5	13.7%	$155.0	$179.1	$24.1	15.6%
Additions and increases in premium	12.8	14.0	13.7	14.4	14.0	15.4	15.2	1.4	10.4%	40.5	44.6	4.0	10.0%
Total estimated annualized issued term life premium	$57.9	$69.3	$68.2	$71.8	$68.0	$78.6	$77.1	$8.9	13.0%	$195.5	$223.6	$28.1	14.4%

Issued term life policies	55,677	68,097	66,658	69,627	66,376	77,384	75,374	8,716	13.1%	190,432	219,134	28,702	15.1%
Estimated average annualized issued term life premium per policy (1)(2)	$811	$813	$817	$825	$814	$816	$822	$4	0.5%	$814	$817	$3	0.4%

Term life face amount in-force, beginning of period ($mills)	$681,927	$678,517	$688,163	$689,316	$693,194	$704,632	$714,756	$26,593	3.9%	$681,927	$693,194	$11,267	1.7%
Issued term life face amount (3)	17,181	20,585	20,321	21,023	19,790	23,145	22,775	2,454	12.1%	58,088	65,710	7,622	13.1%
Terminated term life face amount	(13,344)	(12,064)	(13,659)	(14,513)	(13,814)	(12,700)	(14,407)	(748)	-5.5%	(39,068)	(40,921)	(1,853)	-4.7%
Foreign currency impact, net	(7,247)	1,125	(5,509)	(2,632)	5,462	(321)	(962)	4,547	82.5%	(11,631)	4,179	15,810	nm
Term life face amount in-force, end of period	$678,517	$688,163	$689,316	$693,194	$704,632	$714,756	$722,162	$32,846	4.8%	$689,316	$722,162	$32,846	4.8%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)								YOY Q3				YOY YTD
Invstment & Savings Products Operating Income Before Income Taxes	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	$ Change	%Change	YTD 2015	YTD 2016	$ Change	%Change
Revenues:
Commissions and fees:
Sales-based	$60,035	$63,072	$56,418	$57,859	$56,220	$59,057	$55,149	$(1,269)	-2.2%	$179,524	$170,425	$(9,099)	-5.1%
Asset-based	56,837	59,144	58,794	57,144	55,306	59,541	60,759	1,964	3.3%	174,775	175,606	831	0.5%
Account-based	10,452	10,994	11,445	11,605	11,309	11,611	11,899	454	4.0%	32,891	34,819	1,927	5.9%
Other, net	1,625	1,804	1,941	2,166	2,083	2,399	2,273	332	17.1%	5,370	6,754	1,384	25.8%
Operating revenues	128,949	135,015	128,597	128,774	124,918	132,608	130,079	1,482	1.2%	392,561	387,605	(4,956)	-1.3%
Benefits and expenses:
Amortization of DAC	1,201	2,901	3,299	552	1,919	1,704	1,636	(1,663)	-50.4%	7,400	5,258	(2,141)	-28.9%
Insurance commissions	1,971	2,182	2,957	2,731	2,631	2,884	3,001	43	1.5%	7,111	8,515	1,405	19.8%
Sales commissions:
Sales-based	42,442	44,595	40,036	40,809	40,327	42,040	38,276	(1,761)	-4.4%	127,074	120,643	(6,431)	-5.1%
Asset-based	23,251	24,059	24,374	23,802	23,093	24,907	25,271	897	3.7%	71,683	73,272	1,588	2.2%
Other operating expenses	25,041	23,532	23,120	22,399	25,257	25,008	26,136	3,017	13.0%	71,693	76,402	4,709	6.6%
Operating benefits and expenses	93,905	97,269	93,786	90,292	93,227	96,543	94,320	534	0.6%	284,960	284,090	(871)	-0.3%
Operating income before income taxes	$35,044	$37,746	$34,811	$38,482	$31,691	$36,065	$35,759	$948	2.7%	$107,600	$103,515	$(4,086)	-3.8%

Financial Analysis

Fees paid based on client asset values (1)	$4,674	$4,828	$4,540	$4,429	$4,298	$4,677	$4,893	$352	7.8%	$14,043	$13,867	$(176)	-1.3%
Fees paid based on fee-generating positions (2)	3,172	3,439	3,464	3,483	3,495	3,510	3,527	64	1.8%	10,074	10,532	458	4.6%
Other operating expenses	17,195	15,266	15,116	14,487	17,464	16,821	17,716	2,601	17.2%	47,576	52,002	4,426	9.3%
Total other operating expenses	$25,041	$23,532	$23,120	$22,399	$25,257	$25,008	$26,136	$3,017	13.0%	$71,693	$76,402	$4,709	6.6%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.36%	1.34%	1.38%	1.38%	1.31%	1.29%	1.44%	nm	nm	1.36%	1.35%	nm	nm
Canada	1.09%	1.07%	0.97%	0.96%	1.10%	1.04%	1.00%	nm	nm	1.05%	1.05%	nm	nm
Total	1.32%	1.31%	1.33%	1.33%	1.28%	1.26%	1.38%	nm	nm	1.32%	1.31%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.036%	0.036%	0.036%	0.035%	nm	nm	0.109%	0.106%	nm	nm
Canada	0.134%	0.118%	0.111%	0.146%	0.124%	0.131%	0.133%	nm	nm	0.363%	0.389%	nm	nm
Total	0.053%	0.051%	0.049%	0.054%	0.050%	0.052%	0.051%	nm	nm	0.153%	0.153%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.70	$2.68	$2.81	$2.85	$2.74	$2.81	$2.89	nm	nm	$8.19	$8.44	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions
(6)	In whole dollars
11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)								YOY Q3				YOY YTD
Key Statistics	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	$ Change	% Change	YTD 2015	YTD 2016	$ Change	% Change

Product sales ($mills)
U.S. Retail Mutual Funds	$641.2	$698.7	$597.4	$620.0	$599.9	$693.2	$652.4	$55.0	9.2%	$1,937.2	$1,945.5	$8.3	0.4%
Canada Retail Mutual Funds	214.5	170.2	158.4	158.7	209.6	159.4	144.3	(14.1)	-8.9%	543.0	513.4	(29.6)	-5.5%
Indexed Annuities	73.7	91.2	75.3	80.2	84.4	114.2	99.7	24.3	32.3%	240.1	298.3	58.2	24.2%
Variable Annuities and other	405.0	452.2	404.3	422.2	349.4	383.6	322.0	(82.2)	-20.3%	1,261.4	1,055.1	(206.4)	-16.4%
Total sales-based revenue generating product sales	1,334.3	1,412.2	1,235.4	1,281.0	1,243.3	1,350.5	1,218.5	(16.9)	-1.4%	3,981.8	3,812.3	(169.6)	-4.3%
Managed Accounts	66.1	72.2	57.1	51.4	45.2	55.2	54.0	(3.1)	-5.5%	195.4	154.5	(41.0)	-21.0%
Segregated Funds	114.4	82.4	74.2	76.1	87.3	63.9	68.7	(5.5)	-7.4%	271.0	220.0	(51.0)	-18.8%
Total product sales	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9	$1,469.6	$1,341.2	$(25.6)	-1.9%	$4,448.3	$4,186.7	$(261.6)	-5.9%

Canada Retail Mutual Funds	$214.5	$170.2	$158.4	$158.7	$209.6	$159.4	$144.3	$(14.1)	-8.9%	$543.0	$513.4	$(29.6)	-5.5%
Segregated Funds	114.4	82.4	74.2	76.1	87.3	63.9	68.7	(5.5)	-7.4%	271.0	220.0	(51.0)	-18.8%
Total Canada product sales	328.8	252.6	232.7	234.8	297.0	223.4	213.1	(19.6)	-8.4%	814.0	733.4	(80.6)	-9.9%
Total U.S. product sales	1,185.9	1,314.2	1,134.1	1,173.8	1,078.9	1,246.3	1,128.1	(6.0)	-0.5%	3,634.3	3,453.3	(180.9)	-5.0%
Total product sales	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9	$1,469.6	$1,341.2	$(25.6)	-1.9%	$4,448.3	$4,186.7	$(261.6)	-5.9%

Client asset values, beginning of period ($mills)	$48,656	$49,195	$49,372	$45,848	$47,353	$48,174	$49,372	$0	nm	$48,656	$47,353	$(1,303)	-2.7%
Inflows	1,515	1,567	1,367	1,409	1,376	1,470	1,341	(26)	-1.9%	4,448	4,187	(262)	-5.9%
Outflows (1)	(1,246)	(1,267)	(1,168)	(1,163)	(1,153)	(1,222)	(1,141)	27	2.3%	(3,680)	(3,516)	164	4.5%
Net flows	269	300	199	245	223	247	201	2	nm	768	671	(98)	nm
Foreign currency impact, net	(734)	122	(581)	(263)	555	(32)	(99)	483	nm	(1,194)	424	1,618	nm
Change in market value, net and other (2)	1,004	(245)	(3,142)	1,523	43	983	1,860	5,002	nm	(2,382)	2,887	5,269	nm
Client asset values, end of period	$49,195	$49,372	$45,848	$47,353	$48,174	$49,372	$51,334	$5,486	12.0%	$45,848	$51,334	$5,486	12.0%
Annualized net flows as % of beginning of period asset values	2.2%	2.4%	1.6%	2.1%	1.9%	2.1%	1.6%	0.0%	nm	2.1%	1.9%	-0.2%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$24,787	$25,099	$24,208	$24,008	$23,390	$24,326	$25,198	$990	4.1%	24,698	24,305	$(393)	-1.6%
Canada Retail Mutual Funds	6,035	6,177	5,808	5,593	5,478	5,963	6,133	325	5.6%	6,007	5,858	(149)	-2.5%
Managed Accounts	1,446	1,526	1,532	1,567	1,582	1,680	1,776	244	15.9%	1,501	1,679	178	11.8%
Indexed Annuities	1,089	1,162	1,230	1,296	1,366	1,450	1,539	309	25.1%	1,161	1,452	291	25.1%
Variable Annuities and other	12,995	13,313	12,980	12,965	12,711	13,228	13,694	714	5.5%	13,096	13,211	115	0.9%
Segregated Funds	2,390	2,381	2,205	2,112	2,120	2,289	2,339	134	6.1%	2,326	2,249	(76)	-3.3%
Total	$48,743	$49,658	$47,963	$47,542	$46,646	$48,936	$50,679	$2,715	5.7%	$48,788	$48,754	$(34)	-0.1%

Canada Retail Mutual Funds	$6,035	$6,177	$5,808	$5,593	$5,478	$5,963	$6,133	$325	5.6%	$6,007	$5,858	$(149)	-2.5%
Segregated Funds	2,390	2,381	2,205	2,112	2,120	2,289	2,339	134	6.1%	2,326	2,249	(76)	-3.3%
Total Canada average client assets	8,425	8,558	8,014	7,705	7,597	8,252	8,472	458	5.7%	8,332	8,107	(225)	-2.7%
Total U.S. average client assets	40,317	41,100	39,950	39,837	39,049	40,684	42,207	2,257	5.6%	40,456	40,646	191	0.5%
Total average client assets	$48,743	$49,658	$47,963	$47,542	$46,646	$48,936	$50,679	$2,715	5.7%	$48,788	$48,754	$(34)	-0.1%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,067	2,165	2,179	2,188	2,191	2,200	2,203	24	1.1%	2,137	2,198	61	2.9%
Recordkeeping only	628	657	662	664	666	684	690	28	4.3%	649	680	31	4.8%
Total	2,695	2,822	2,841	2,853	2,857	2,884	2,893	53	1.9%	2,786	2,878	92	3.3%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)
Fee generating positions - mutual fund positions for which we receive recording keeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2016
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$195,323	$195,323	$-	9.7%	10.2%

Fixed Income:
Treasury	29,159	27,464	1,696	1.4%	1.4%	2.27%	AAA
Government	164,762	153,044	11,718	8.2%	8.0%	3.71%	AA-
Tax-Exempt Municipal	3,903	3,820	83	0.2%	0.2%	3.22%	A-
Corporate	1,224,518	1,154,920	69,598	60.7%	60.6%	4.55%	BBB+
Mortgage-Backed	82,345	75,667	6,678	4.1%	4.0%	4.51%	AA+
Asset-Backed	51,759	51,412	347	2.6%	2.7%	1.86%	AA+
CMBS	108,775	104,470	4,304	5.4%	5.5%	3.01%	AAA
Private	101,163	95,725	5,438	5.0%	5.0%	4.84%	BBB
Redeemable Preferred	4,060	3,451	609	0.2%	0.2%	14.58%	BBB
Convertible	2,939	2,583	355	0.1%	0.1%	4.92%	BBB
Total Fixed Income	1,773,383	1,672,556	100,827	88.0%	87.8%	4.29%	A-

Equities:
Perpetual Preferred	17,597	15,766	1,831	0.9%	0.8%
Common Stock	18,432	12,695	5,737	0.9%	0.7%
Mutual Fund	6,967	4,962	2,005	0.3%	0.3%
Other	4,593	4,593	0	0.2%	0.2%
Total Equities	47,589	38,016	9,573	2.4%	2.0%

Total Invested Assets	$2,016,295	$1,905,895	$110,400	100.0%	100.0%

Corporate Portfolio by Sector

Energy	$144,553	$138,451	$6,102	11.8%	12.0%
Reits	138,124	129,272	8,852	11.3%	11.2%
Consumer Non Cyclical	133,225	125,309	7,915	10.9%	10.9%
Banking	127,991	123,424	4,566	10.5%	10.7%
Technology	100,843	95,922	4,922	8.2%	8.3%
Basic Industry	96,877	91,648	5,230	7.9%	7.9%
Electric	83,202	78,162	5,039	6.8%	6.8%
Insurance	76,669	70,411	6,258	6.3%	6.1%
Communications	75,770	69,888	5,881	6.2%	6.1%
Capital Goods	70,703	65,844	4,859	5.8%	5.7%
Consumer Cyclical	59,229	55,987	3,242	4.8%	4.8%
Transportation	42,668	40,561	2,107	3.5%	3.5%
Brokerage	33,396	31,236	2,160	2.7%	2.7%
Finance Companies	12,535	11,668	867	1.0%	1.0%
Natural Gas	11,310	10,753	557	0.9%	0.9%
Industrial Other	10,224	9,290	933	0.8%	0.8%
Financial Other	6,123	6,096	26	0.5%	0.5%
Utility Other	1,077	997	80	0.1%	0.1%
Total Corporate portfolio	$1,224,518	$1,154,920	$69,598	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$139,050	$136,948	$2,102	7.8%	8.2%	3.54%
1-2 Yrs.	169,752	163,579	6,173	9.6%	9.8%	4.55%
2-5 Yrs.	734,262	687,955	46,308	41.4%	41.1%	4.51%
5-10 Yrs.	676,223	636,319	39,904	38.1%	38.0%	4.12%
> 10 Yrs.	54,096	47,755	6,341	3.1%	2.9%	4.65%
Total Fixed Income	$1,773,383	$1,672,556	$100,827	100.0%	100.0%	4.29%

Duration

Fixed Income portfolio duration	4.0 years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.
13 of 16

Investment Portfolio - Quality Ratings As of September 30, 2016	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$268,783	16.1%
AA	158,974	9.5%
A	354,181	21.2%
BBB	797,250	47.7%
Below Investment Grade	87,084	5.2%
NA	6,283	0.4%
Total Fixed Income	$1,672,556	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$9,307	0.8%	AAA	$-	—
AA	74,204	6.4%	AA	1,335	1.4%
A	301,033	26.1%	A	1,345	1.4%
BBB	697,412	60.4%	BBB	87,259	91.2%
Below Investment Grade	72,711	6.3%	Below Investment Grade	5,787	6.0%
NA	253	0.0%	NA	-	—
Total Corporate	$1,154,920	100.0%	Total Private	$95,725	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$99,630	95.4%	AAA	$71,484	94.5%
AA	-	—	AA	1,660	2.2%
A	-	—	A	513	0.7%
BBB	2,158	2.1%	BBB	2,010	2.7%
Below Investment Grade	1,182	1.1%	Below Investment Grade	-	—
NA	1,500	1.4%	NA	-	—
Total CMBS	$104,470	100.0%	Total Mortgage-Backed	$75,667	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$32,603	63.4%	AAA	$55,204	30.6%
AA	5,889	11.5%	AA	75,580	41.9%
A	8,256	16.1%	A	38,425	21.3%
BBB	158	0.3%	BBB	7,111	3.9%
Below Investment Grade	207	0.4%	Below Investment Grade	4,187	2.3%
NA	4,298	8.4%	NA	-	—
Total Asset-Backed	$51,412	100.0%	Total Treasury & Government	$180,507	100.0%

NAIC Designations

1	$603,393	42.9%
2	719,325	51.1%
3	68,384	4.9%
4	14,773	1.0%
5	1,017	0.1%
6	1,191	0.1%	`
U.S. Insurer Fixed Income (2)	1,408,084	100.0%
Other (3)	302,488
Cash and cash equivalents	195,323
Total Invested Assets	$1,905,895

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.
14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

								YOY Q3
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,795	$19,551	$18,786	$19,140	$19,249	$18,377	$18,578	(208)	-1.1%
Fixed-maturity securities (held-to-maturity)	2,475	2,707	3,772	4,094	4,154	4,605	4,957	1,185	31.4%
Equity Securities	516	503	514	526	520	502	505	(9)	-1.8%
Deposit asset underlying 10% reinsurance treaty	1,672	(116)	220	(1,294)	2,200	2,185	1,058	838	380.9%
Policy loans and other invested assets	359	337	354	318	330	352	317	(37)	-10.5%
Cash & cash equivalents	43	47	51	87	149	199	148	97	190.2%
Total investment income	24,860	23,029	23,697	22,871	26,602	26,220	25,563	1,866	7.9%
Investment expenses	1,212	1,247	1,210	1,231	1,210	1,226	1,208	(2)	-0.2%
Interest Expense on Surplus Note	2,475	2,707	3,772	4,094	4,154	4,605	4,957	1,185	31.4%
Net investment income	$21,173	$19,075	$18,715	$17,546	$21,238	$20,389	$19,398	683	3.6%
Fixed income book yield, end of period	4.53%	4.51%	4.54%	4.40%	4.46%	4.40%	4.29%
New money yield	2.47%	2.57%	3.39%	2.26%	3.14%	2.41%	1.24%

								YOY Q3
	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.3%	16.6%	16.0%	17.2%	16.7%	15.6%	16.1%	0.0%
AA	6.9%	6.5%	6.8%	7.4%	8.1%	9.3%	9.5%	2.7%
A	22.4%	22.6%	22.1%	22.8%	22.5%	21.9%	21.2%	-1.0%
BBB	47.8%	48.9%	49.4%	47.3%	46.3%	47.5%	47.7%	-1.7%
Below Investment Grade	5.6%	5.2%	5.6%	5.3%	6.4%	5.6%	5.2%	-0.4%
NA	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.4%	0.4%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A-	A-	A-	A-	A-	na

		As of September 30, 2016				As of September 30, 2016				As of September 30, 2016
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost			Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$24,367	$22,815	AAA	Australia	$60,719	$57,596	AAA		$2,503	$2,503
2	National Rural Utilities Cooperative	11,749	10,269	A	Canada	46,308	43,383	AA		9,296	8,787
3	General Electric Co	10,179	9,590	AA+	United Kingdom	36,845	34,854	A		17,335	16,053
4	Wells Fargo & Co	9,661	9,022	A	Bermuda	15,862	14,994	BBB		7,512	7,111
5	Anheuser-Busch InBev SA/NV	9,195	8,569	A-	Netherlands	15,792	14,601	Below Investment Grade		4,277	4,187
6	Iberdrola SA	8,925	8,473	BBB+	France	14,632	13,661	NA		0	0
7	National Fuel Gas Co	8,826	8,068	BBB	Switzerland	13,793	13,552		Total	$40,923	$38,640
8	TransCanada Corp	8,336	7,920	A-	Germany	12,974	12,708
9	US Bancorp	8,002	7,382	A+	Ireland	12,086	10,999
10	AT&T Inc	7,712	6,414	BBB+	Belgium	11,538	10,784	Non-Government Investments (1)
11	Australia & New Zealand Banking	7,710	7,495	A+	Cayman Islands	9,805	9,254
12	Macquarie Group Ltd	7,685	7,314	BBB	Brazil	9,768	9,553	AAA		$2,452	$2,447
13	Prudential Financial Inc	7,561	7,156	A	Mexico	8,694	8,321	AA		19,880	19,420
14	HSBC Holdings PLC	7,499	7,194	A	Israel	8,590	8,181	A		84,996	80,633
15	Province of Alberta Canada	7,205	6,805	AA+	Japan	8,098	7,697	BBB		168,590	158,144
16	Province of Ontario Canada	7,036	6,345	AA-	Emerging Markets (2)	14,924	13,973	Below Investment Grade		15,389	14,967
17	Express Scripts Holding Co	6,963	6,528	BBB+	All Other	33,173	31,442	NA		1,371	1,302
18	Ventas Inc	6,903	6,477	BBB+	Total	$333,602	$315,553		Total	$292,679	$276,913
19	Ingram Micro Inc	6,863	6,668	BBB-
20	Penske Truck Leasing Co LP	6,694	6,543	BBB-
21	Republic of Korea	6,669	6,392	AA-
22	Intel Corp	6,444	6,038	A+
23	Province of Manitoba Canada	6,432	6,119	AA
24	Brookfield Asset Management Inc	6,340	6,098	A-
25	Discovery Communications Inc	6,290	5,785	BBB-
Total		$211,244	$197,478

% of total fixed income portfolio		10.5%	10.4%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.
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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2011	2012	2013	2014	2015	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

Recruits	244,756	191,752	186,251	190,439	228,115	53,300	60,246	65,945	48,624	63,427	65,273	73,706

Life-insurance licensed sales force, beginning of period	94,850	91,176	92,373	95,566	98,358	98,358	98,145	101,008	104,702	106,710	108,220	112,365
New life-licensed representatives	33,711	34,425	34,155	33,832	39,632	7,486	10,439	11,160	10,547	9,666	12,171	11,739
Non-renewal and terminated representatives	(37,385)	(33,228)	(30,962)	(31,040)	(31,280)	(7,699)	(7,576)	(7,466)	(8,539)	(8,156)	(8,026)	(8,759)
Life-insurance licensed sales force, end of period	91,176	92,373	95,566	98,358	106,710	98,145	101,008	104,702	106,710	108,220	112,365	115,345

Issued term life policies	237,535	222,558	214,617	220,984	260,059	55,677	68,097	66,658	69,627	66,376	77,384	75,374

Issued term life face amount	$73,146	$68,053	$67,783	$69,574	$79,111	$17,181	$20,585	$20,321	$21,023	$19,790	$23,145	$22,775

Term life face amount in force, beginning of period	$656,791	$664,955	$670,412	$674,868	$681,927	$681,927	$678,517	$688,163	$689,316	$693,194	$704,632	$714,756
Issued term life face amount	73,146	68,053	67,783	69,574	79,111	17,181	20,585	20,321	21,023	19,790	23,145	22,775
Terminated term life face amount	(66,951)	(61,593)	(57,730)	(54,962)	(53,580)	(13,344)	(12,064)	(13,659)	(14,513)	(13,814)	(12,700)	(14,407)
Foreign currency impact, net	1,970	(1,003)	(5,596)	(7,553)	(14,263)	(7,247)	1,125	(5,509)	(2,632)	5,462	(321)	(962)
Term life face amount in force, end of period	$664,955	$670,412	$674,868	$681,927	$693,194	$678,517	$688,163	$689,316	$693,194	$704,632	$714,756	$722,162

Estimated annualized issued term life premium
Premium from new policies	$187.6	$176.1	$173.5	$179.8	$212.4	$45.1	$55.3	$54.5	$57.4	$54.0	$63.1	$61.9
Additions and increases in premium	44.9	45.5	48.6	51.6	54.9	12.8	14.0	13.7	14.4	14.0	15.4	15.2
Total estimated annualized issued term life premium	$232.5	$221.5	$222.1	$231.4	$267.3	$57.9	$69.3	$68.2	$71.8	$68.0	$78.6	$77.1

Investment & Savings product sales	$4,265.1	$4,712.2	$5,208.8	$5,682.3	$5,856.8	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9	$1,469.6	$1,341.2

Investment & Savings average client asset values	$34,870	$35,904	$41,035	$46,936	$48,477	$48,743	$49,658	$47,963	$47,542	$46,646	$48,936	$50,679

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